Other income (expenses), net (Tables)	12 Months Ended
Mar. 31, 2024
Other Income and Expenses [Abstract]
Schedule of Other Income (Expenses)

Other income (expenses) consisted of the following:

	For the years ended March 31,
	2024	2023	2022
Waiver of rental fee payable(1)	$13,878	$157,757	$246,551
Loss on disposals of property and equipment	1,546	—	(54,512)
Cancellation of bonus liability	725,970	—	—
Government grant	1,395	272	1,157
Other income (expenses), net	(3,513)	(11,929)	(10,222)
Total	$739,276	$146,100	$182,974

(1)	Wuxi Huichuang Technology Development Co., Ltd. (“the Lessor”) is a unrelated and state-owned enterprise. The Company and the Lessor signed rental agreement every year. Due to the successful IPO on NASDAQ as well as the impact of COVID 19 and to support local enterprises, in June 2021, the Lessor entered into an agreement with the Company to waive the rental fee payable from June 1, 2018 to May 31, 2019, June 1, 2019 to May 31, 2020, and June 1, 2020 to May 31, 2021, respectively, with a total amount of $246,551 for the year ended 2022.

Wuxi Huiying Technology Development Co., Ltd. (“Huiying” or “the Lessor”) is a unrelated and state-owned enterprise. On June 1, 2021, the property right of rental place was transferred from Huichuang to Huiying, and Huiying accepted all the rights and obligation from Huichuang as to this rent, especially the frequency of the sign, and the subsidy offered. The Lessor waived the rental fee payable from June 1, 2021 to May 31, 2023, with total amount of $13,878 and $157,757 for the year ended 2024 and 2023, respectively.

(2)	The company’s BOD made the resolution that the cancellation payment of the bonus accrued, and recognized related other income.